Exhibit 99.1

Colonnade Acquisition Corp. Reminds Shareholders to Vote in Favor of the

Proposed Business Combination with Ouster Before March 9

• Extraordinary general meeting of CLA shareholders to approve proposed business combination with Ouster, Inc. to be held on March 9, 2021

• Shareholders as of the close of business on February 8, 2021 should vote their shares even if they no longer own them

• Shareholders are encouraged to vote as soon as possible

WEST PALM BEACH, Florida – February 24, 2021 – Colonnade Acquisition Corp. (NYSE: CLA) (“CLA”) reminds its shareholders to vote in favor of the proposed business combination (the “Business Combination”) with Ouster, Inc. (“Ouster”) and the related proposals at CLA’s extraordinary general meeting (the “extraordinary general meeting”). The extraordinary general meeting will be held at 10:00 a.m., Eastern Time, on March 9, 2021, at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020 and virtually at https://www.cstproxy.com/colonnadeacquisition/sm2021, as further described in CLA’s definitive proxy statement/prospectus, dated February 12, 2021 (the “proxy statement/prospectus”).

CLA’s shareholders of record as of February 8, 2021, the record date for the extraordinary general meeting (the “record date”) are entitled to vote their ordinary shares at the extraordinary general meeting. Every shareholder’s vote is important, regardless of the number of shares the shareholder holds. As such, all shareholders of record as of the record date who have not yet voted are encouraged to do so as soon as possible before March 9, 2021.

CLA’s board of directors recommends you vote “FOR” the Business Combination with Ouster and “FOR” all of the related proposals described in the proxy statement/prospectus.

These are the two easiest ways to vote and they are both free:

Vote Online (Highly Recommended): Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or emailed) to you. You will need your voting control number which is included on the Voting Instruction Form to vote online.

Vote by Telephone: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or emailed) to you. You will need your voting control number which is included on the Voting Instruction Form to vote via automated telephone service.

For assistance with voting your shares you can call Morrow Sodali, CLA’s proxy solicitor, at (877) 787-9239, or send a message to CLA.info@investor.morrowsodali.com.

Additionally, you can also vote by mail:

Vote by Mail: Follow the instructions provided by your broker, bank or other nominee on the Voting Instruction Form mailed (or emailed) to you. You will need your voting control number which is included on the Voting Instruction Form mailed (or emailed) to you in order to vote by mail.

For voting by mail, be sure to:

•	Mark, sign and date your Voting Instruction Form;

•	Fold and return your Voting Instruction Form in the postage-paid envelope provided; and

•	Return your Voting Instruction Form prior to the date of the extraordinary general meeting.

YOUR CONTROL NUMBER IS FOUND ON YOUR VOTING INSTRUCTION FORM. If you did not receive or misplaced your Voting Instruction Form, contact your bank, broker or other nominee for a replacement or to obtain your control number in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange who can help you vote your shares.

FAQ

How do I vote my shares?

If your shares were held in “street name” (meaning you purchased through a broker, bank or other nominee) as of the close of business on February 8, 2021, contact them immediately to obtain your control number and instructions to vote via the Internet or by telephone.

Can I still vote if I no longer own my shares?

Yes, if you owned shares as of the close of business on February 8, 2021, the record date for the extraordinary general meeting, you can still vote your shares even if you no longer own them.

Where can I find my control number?

Your voting control number is the number provided in large bold text on your Voting Instruction Form that was mailed (or emailed) to you with your proxy materials. If your shares are held by a bank, broker or other nominee and you cannot locate your control number, you will need to contact them to obtain your control number.

What if I have other questions?

If you need assistance voting your shares, please call Morrow Sodali LLC, CLA’s proxy solicitor, toll-free at (877) 787-9239 or email them at CLA.info@investor.morrowsodali.com.

How do I attend the extraordinary general meeting on March 9, 2021 at 10:00 a.m. ET?

The extraordinary general meeting will be held at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020 and virtually at https://www.cstproxy.com/colonnadeacquisition/sm2021. Please follow the instructions in the proxy statement/prospectus for how to register to attend the extraordinary general meeting.

What if I want to vote by mail or phone?

If you need assistance voting your shares, please call Morrow Sodali LLC, CLA’s proxy solicitor, toll-free at (877) 787-9239 or email them at CLA.info@investor.morrowsodali.com.

About Colonnade Acquisition Corp.

CLA is a special purpose acquisition company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Colonnade consummated its initial public offering on the NYSE in August 2020. For more information, please visit claacq.com.

About Ouster

Ouster invented its digital lidar in 2015 and is a leading manufacturer of high-resolution digital lidar sensors used throughout the industrial automation, smart infrastructure, robotics, and automotive industries. Ouster’s sensors are reliable, compact, affordable and highly customizable, laying the foundation for digital lidar ubiquity across endless applications and industries. Already hundreds of customers have incorporated Ouster lidar sensors in current products or those in development for imminent commercial release. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

Additional Information and Where to Find It

This document relates to the proposed Business Combination between CLA and Ouster. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. In connection with the proposed Business Combination, CLA filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2020, which included a proxy statement/prospectus of CLA. CLA’s shareholders, Ouster’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus filed by CLA on February 18, 2021 and other documents filed in connection with the proposed Business Combination, as these materials contain important information about Ouster, CLA and the Business Combination. The definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination have been mailed to stockholders of Ouster and shareholders of CLA as of the record date for voting on the proposed Business Combination. CLA shareholders and Ouster stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to CLA’s secretary at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401, (561) 712-7860.

Participants in the Solicitation

CLA and its directors and executive officers may be deemed participants in the solicitation of proxies from CLA’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CLA is contained in CLA’s definitive proxy statement/prospectus filed with the SEC on February 18, 2021, which is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of CLA’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Ouster and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CLA in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is contained in CLA’s definitive proxy statement/prospectus filed with the SEC on February 18, 2021, which is available free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of the extraordinary general meeting. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, (ii) the risk that the Business Combination may not be completed by CLA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CLA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the agreement and plan of merger by the shareholders of CLA and Ouster, the satisfaction of the minimum trust account amount following redemptions by CLA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the Business Combination on Ouster’s business relationships, performance and business generally, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed Business Combination and (viii) the risk of downturns in the highly competitive lidar technology and related industries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CLA’s definitive proxy statement/prospectus discussed above and other documents filed by CLA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ouster and CLA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ouster nor CLA gives any assurance that either Ouster or CLA will achieve its expectations.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For Colonnade

Michael Callahan / Tom Cook / Jed Hamilton

ColonnadePR@icrinc.com

For Ouster

Erica Bartsch / Nevin Reilly / Alex Kovtun

Sloane-Ouster@sloanepr.com

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